EXHIBIT 77(q)(1)

ITEM 77Q1:  Exhibits

(a)(1) Amendment No. 13 dated August 1, 2004 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust (to re-designate ING Goldman Sachs Internet Tollkeeper(SM) Portfolio to ING Goldman Sachs Tollkeeper(SM) Portfolio) - filed herein.

(a)(2) Amendment No. 14 dated August 6, 2004 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust (to re-designate ING Mercury Fundamental Growth Portfolio to ING Mercury Large Cap Growth Portfolio)
- filed herein.

(a)(3) Amendment No. 15 Abolition of Series of Shares of Beneficial Interest (Fund for Life Series) dated September 3, 2004 -- filed herein.

(a)(3) Amendment No. 16 dated November 8, 2004 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust (to re-designate ING MFS Research Portfolio to ING Oppenheimer Main Street Portfolio) - filed herein.

(e)(1) First Amendment to the Management Agreement between ING Investors Trust and ING Investments, LLC effective September 2, 2004 (regarding ING Lifestyle Agreesive Hrowth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio and ING Lifestyle Moderate Portfolio) - filed herein.

(e)(2) First Amendment to Investment Management Agreement effective September 2, 2004 with ING Investors Trust (regarding the ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio and ING American Funds International Portfolio) -filed herein.

(e)(3) Portfolio Management Agreement dated November 8, 2004 among ING Investors Trust, Directed Services, Inc. and Oppenheimer Funds, Inc. - filed herein.

(e)(4) Schedule A with respect to Portfolio Management Agreement between ING Investors Trust (formerly The GCG Trust) and Eagle Asset Management, Inc. - filed herein.

(e)(5) Schedule A with respect to the Portfolio Management Agreement between ING Investors Trust (formerly The GCG Trust) and Capital Guardian Trust Company - filed herein.

(e)(6) Schedule A with respect to the Portfolio Management Agreement between ING Investors Trust (formerly The GCG Trust) and Fidelity Management & Research -filed herein.

(e)(7) Schedule A with respect to the Portfolio Management Agreement between ING Investors Trust (formerly The GCG Trust) and Goldman Sachs Asset Management, L.P. -filed herein.

(e)(8) Schedule A with respect to the Portfolio Management Agreement between ING Investors Trust (formerly The GCG Trust) and Jennison Associates LLC -- filed herein.

(e)(9) Schedule A with respect to the Portfolio Management Agreement between ING Investors Trust (formerly The GCG Trust) and J.P. Morgan Investment Management Inc. - filed herein.

(e)(10) Schedule A with respect to the Portfolio Management Agreement between ING Investors Trust (formerly The GCG Trust) and Janus Capital Management LLC - filed herein.

(e)(11) Schedule A with respect to the Portfolio Management Agreement between ING Investors Trust (formerly The GCG Trust) and Marsico Capital Management, LLC -filed herein.

(e)(12) Schedule A with respect to the Portfolio Management Agreement between ING Investors Trust (formerly The GCG Trust) and Fund Asset Management, L.P. - filed herein.

(e)(13) Schedule A with respect to the Portfolio Management Agreement between ING Investors Trust (formerly The GCG Trust) and Salomon Brothers Asset Management Inc. - filed herein.

(e)(14) Schedule A with respect to the Portfolio Management Agreement between ING Investors Trust (formerly The GCG Trust) and T. Rowe Price Associates, Inc. -- filed herein.

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(e)(15) Schedule A with respect to the Portfolio Management Agreement between
ING Investors Trust (formerly The GCG Trust) and Massachusetts Financial Services Company -filed herein.

(e)(16) Schedule A with respect to the Portfolio Management Agreement between ING Investors Trust (formerly The GCG Trust) and Alliance Capital Management L.P. - filed herein.

(e)(17) Schedule B with respect to the Portfolio Management Agreement between Capital Guardian Trust Company ("Portfolio Manager") and ING Investors Trust (formerly The GCG Trust) -- filed herein.

(e)(18) Amended Schedule B with respect to the Portfolio Management Agreement between Eagle Asset Management, Inc. ("Portfolio Manager") and ING Investors Trust (formerly The GCG Trust)--filed herein.

(e)(19) Schedule B with respect to the Portfolio Management Agreement between Fidelity Management & Research Company ("Portfolio Manager") and ING Investors Trust (formerly The GCG Trust)--filed herein.

(e)(20) Schedule B with respect to the Portfolio Management Agreement between Janus Capital Management LLC ("Portfolio Manager") and ING Investors Trust (formerly known as The GCG Trust)--filed herein.

(e)(21) Schedule B with respect to the Portflio Management Agreement between Jennison Associates LLC ("Portfolio Manager") and ING Investors Trust (formerly The GCG Trust), --filed herein.

(e)(22) Schedule B with respect to the Portfolio Management Agreement between J.P. Morgan Investment Management Inc. ("Portfolio Manager") and ING Investors Trust (formerly The GCG Trust)--filed herein.

(e)(23) Schedule B with respect to the Portfolio Management Agreement between Marsico Capital Management, LLC ("Portfolio Manager") and ING Investors Trust (formerly The GCG Trust) - filed herein.

(e)(24) Schedule B with respect to the Portfolio Management Agreement between Fund Asset Management, L.P. ("Portfolio Manager") and ING Investors Trust (formerly The GCG Trust), -- filed herein.

(e)(25) Amended Schedule B with respect to the Portfolio Management Agreement between T. Rowe Price Associates, Inc. and ING Investors Trust (formerly known as The GCG Trust), -- filed herein.

(e)(26) Schedule B with respect to the Portfolio Management Agreement between Alliance Capital Management L.P. and ING Investors Trust (formerly The GCG Trust), -- filed herein.

(e)(27) Amended Schedule B with respect to the Portfolio Management Agreement between Massachusetts Financial Services Company ("Portfolio Manager") and ING Investors Trust (formerly The GCG Trust--filed herein.